                                                            Exhibit 99.1

NEWS RELEASE

Contact:

Sheila Spagnolo

                                                                                                                                Vice President

                                                                                                                                Phone (610) 251-1000

                                                                                                                                sspagnolo@triumphgroup.com

TRIUMPH GROUP RECEIVES EARLY TERMINATION OF

HART-SCOTT-RODINO WAITING PERIOD FOR ACQUISITION OF VOUGHT AIRCRAFT INDUSTRIES

Wayne, PA– May 24, 2010 – Triumph Group, Inc. (NYSE: TGI) today announced that it has received early termination of the Hart-Scott-Rodino (HSR) waiting period from the Federal Trade Commission’s Premerger Notification Office for the relevant transactions effecting Triumph’s previously announced plan to acquire Vought Aircraft Industries, Inc.  Subject to the satisfaction of customary closing conditions, Triumph anticipates completing the acquisition in June of 2010.

Triumph Group, Inc., headquartered in Wayne, Pennsylvania, designs, engineers, manufactures, repairs and overhauls aircraft components and accessories.  The company serves a broad, worldwide spectrum of the aviation industry, including original equipment manufacturers of commercial, regional, business and military aircraft and aircraft components, as well as commercial and regional airlines and air cargo carriers.

More information about Triumph can be found on the company’s website at http://www.triumphgroup.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause Triumph's actual results, performance, or achievements to be materially different from any expected future results, performance, or achievements. Such forward-looking statements include, but are not limited to, statements about the completion of the transaction.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that conditions to the consummation of the proposed transaction are not satisfied or are not satisfied as quickly as we anticipate. For more information, see the risk factors described in Triumph's current Form 10-K and other SEC filings.

Additional Information

In connection with the proposed merger, Triumph has filed a proxy statement with the SEC and mailed the definitive proxy statement to its stockholders. Investors and security holders are urged to read the proxy statement regarding the proposed merger because it contains important information. You may obtain a free copy of the proxy statement and other related documents filed by Triumph with the SEC at the SEC's website at http://www.sec.gov. The definitive proxy statement and the other documents may also be obtained for free by accessing Triumph’s website at http://www.triumphgroup.com under the heading "Investor Relations" and then under the heading "Financial Information" and then under the heading "SEC Filings."

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Participants in the Solicitation

Triumph and its directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of certain matters relating to proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with such matters is filed with the SEC. Information about the directors and executive officers of Triumph is set forth in Triumph’s definitive proxy statement filed with the SEC on June 23, 2009. Additional information regarding the participants in the proxy solicitation is set forth in the proxy statement filed with the SEC.  You may obtain a free copy of the definitive proxy statement and other related documents filed by Triumph with the SEC using the contact information described above.